ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


                                    Global Rx
                                      Fund

                                OCTOBER 31, 1997


                            [LOGO] John Hancock Funds
                                   A Global Investment Management Firm

                    ---------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                    ---------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

    The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

    In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

    We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY LINDA MILLER, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                 Global Rx Fund

            Drug, supply and device companies lead health-care sector

Health-care stocks posted decent gains over the past year, thanks to a number of favorable trends. The global economy generally continued on a steady growth course, which helped keep the demand for health-care products and services firm. In addition, the year saw a number of new and exciting product introductions, including improved drugs to treat high cholesterol and schizophrenia. The FDA aided in that process by adhering to its promise to speed up its new product-review procedures. Furthermore, beyond the 1996 national elections, there was a moderation in rhetoric about government-mandated health care in the U.S., despite the passage of the Medicare Reform Act. All in all, the backdrop remained relatively positive until the middle of October when economic woes in Southeast Asia infected the U.S. stock market. Although health-care stocks swooned along with other stocks during the market's October decline, they tended to weather the storm better than many other industry groups.

   For the 12 months ended October 31, 1997, John Hancock Global Rx Fund's Class A and Class B shares posted total returns of 26.63% and 25.76%, respectively, at net asset value. By comparison, the average health-care/biotechnology fund returned 27.70% for the same period, according to Lipper Analytical Services, Inc.(1) Please see pages six and seven for longer-term performance information.

Leaders and laggards

Some of our biggest winners during the period were drug stocks, which we had boosted to roughly 56% of the Fund's net assets by the end

"Health-care stocks posted decent gains over the past year..."

--------------------------------------------------------------------------------
A 2 1/4 " x 3 1/2" photo of Fund management team at bottom right. Caption reads:
"Linda Miller (seated) and Fund management team members Anurag Pandit (l) and Ben Hock (r)".
--------------------------------------------------------------------------------

================================================================================

                       John Hancock Funds - Global Rx Fund

--------------------------------------------------------------------------------
Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Pfizer 4.7% 2) Eli Lilly 4.4% 3) Warner-Lambert 4.0% 4) Merck 3.4% 5) SmithKline Beecham 3.3%. A footnote below reads "As a percentage of net assets on October 31, 1997."
--------------------------------------------------------------------------------

of October. Because they were some of the best performers -- and some of our largest holdings -- in the second half, our increased focus was rewarded. Among our biggest drug company winners were: Pfizer, a diversified manufacturer of health-care products; Warner-Lambert, which produces drugs under its Parke Davis division that introduced the successful cholesterol-lowering drug Lipitor; U.K.-based SmithKline Beecham, which manufacturers antibiotics, antidepressants and other drugs; and Eli Lilly, with a new schizophrenia drug.

   We also enjoyed strong performance from select biotech stocks such as PathoGenesis, which develops pharmaceuticals to treat respiratory infections resulting from diseases like cystic fibrosis, bronchitis and tuberculosis; and Affymetrix, developer of the GeneChip system. Plans call for GeneChip to be used for acquiring, analyzing and managing complex genetic information to improve the diagnosis and treatment of diseases.

   Drug stocks' strong showing had a halo effect on medical supply and device companies, and they also performed well during the year. Johnson & Johnson not only benefited from rising drug sales, but also from the increasing use of stents, which are the state-of-the-art method to treat arterial blockages. Likewise, Medtronic posted good gains. The company develops and manufactures therapeutic devices for cardiovascular and neurological applications - including pacemakers, mechanical heart valves and other implantable products for treatment of cardiac and urinary conditions.

   Despite the fact that there was no major move in the direction of federally-mandated health care, medical delivery companies struggled under the weight of legislative initiatives. The Medicare Reform Act passed earlier this year was a drag on our HMO holdings -- including United Healthcare. Fortunately, our stake in HMOs was limited to less than 10% of investments at the end of the period. Despite their recent troubles, we think that health-care delivery companies with a leadership position in their respective markets hold plenty of opportunity. For example, physician practice management company PhyCor continues to post strong earnings growth, has the best record among its peers of managing practices, and is the undisputed leader in a very important aspect of the medical delivery area.

Recent additions

During the past six months, we've added a number of more consumer-oriented health-care companies to the Fund's holdings. In places where health care is government mandated --

"Some of our biggest winners were drug stocks..."

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers". The first listing is Warner-Lambert followed by an up arrow and the phrase "New products for high cholesterol and diabetes." The second listing is Medtronic followed by an up arrow and the phrase "New products for Parkinson's and incontinence." The third listing is United Healthcare followed by a down arrow and the phrase "Price competition and rising costs." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

================================================================================

                       John Hancock Funds - Global Rx Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 10% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 26.63% total return for the John Hancock Global Rx Fund: Class A. The second represents the 25.76% total return for the John Hancock Global Rx Fund: Class B. The third represents the 27.70% total return for the average healthcare/biotechnology fund. A footnote below reads: "Total returns for John Hancock Global Rx Fund are at net asset value with all distributions reinvested. The average healthcare/biotechnology fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information."
--------------------------------------------------------------------------------

such as Japan and western Europe -- authorities may look to cut health-care costs as a way to trim national budgets. So we believe it is prudent to add stocks that will be somewhat immune to potential government cutbacks. Additionally, many of these stocks had been overlooked during the health-care sector's runup. As a result, we were able to buy them at fairly attractive prices. One such company was Israeli-based ESC Medical Systems, which develops and manufactures medical devices. The company's devices use lasers and proprietary intense-pulsed light technology for non-invasive treatment of varicose veins and hair removal. Another addition was CVS, which operates specialty retail stores that sell prescription drugs and health and beauty aids.

Outlook

One of the major issues that will affect the health-care sector's performance in 1998 will be the strength of the world economy. It's not certain how currency and economic problems in Southeast Asia will affect the rest of the world. Japan, the region's largest trading partner and one of the world's largest health-care consumers, may experience further economic slowing over the next year. If that is the case, we would expect that Japanese government officials will be pressured to cut health-care costs. On the other hand, the U.S. economy continues to look quite healthy and interest rates should remain relatively stable for now. As a result, we're likely to look for stocks that have relatively little exposure to overseas markets.

"...it is prudent to add stocks that will be somewhat immune to potential government cutbacks."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                       John Hancock Funds - Global Rx Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Rx Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all the distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (10/1/91)
                                         ----       -----    ---------
Cumulative Total Returns                10.84%     135.38%     208.12%
Average Annual Total Returns            10.84%      18.67%      20.63%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (3/7/94)
                                                    ----     --------
Cumulative Total Returns                           10.88%      79.60%
Average Annual Total Returns                       10.88%      17.84%

================================================================================

                       John Hancock Funds - Global Rx Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Rx Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading Global Rx Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Global Rx Fund, before sales charge, and is equal to $31,989 as of October 31, 1997. The second line represents the the Global Rx Fund , after sales charge, and is equal to $30,390 as of October 31, 1997. The third line represents the value of the $10,000 hypothetical investment made in the Standard & Poor's 500 Stock Index on October 1, 1991, and is equal to $27,552 as of October 31, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading Global Rx Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the $10,000 hypothetical investment made in the Standard & Poor's 500 Stock Index on March 7, 1994, and is equal to $21,340 as of October 31, 1997. The second line represents the value of the Global Rx Fund, before sales charge, and is equal to $18,003 as of October 31, 1997. The third line represents the value of the Global Rx Fund, after sales charge, and is equal to $17,703 as of October 31, 1997.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
  Common stocks (cost - $74,244,849) .........................      104,169,889
  Short-term investments (cost - $32,510,290) - Note A .......       32,510,290
                                                                  -------------
                                                                    136,680,179
  Cash .......................................................            5,811
  Foreign currency, at value (cost - $1,352) .................            1,428
  Receivable for investments sold ............................        1,815,676
  Receivable for shares sold .................................          196,710
  Interest receivable ........................................              458
  Dividends receivable .......................................           63,204
  Other assets ...............................................            1,560
                                                                  -------------
                    Total Assets .............................      138,765,026
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ..........................        2,325,463
  Payable for shares repurchased .............................           28,396
  Payable for securities on loan - Note A ....................       29,607,290
  Foreign taxes payable ......................................            4,097
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................          179,025
  Accounts payable and accrued expenses ......................           62,834
                                                                  -------------
                    Total Liabilities ........................       32,207,105
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ............................................       74,794,762
  Accumulated net realized gain on investments and
   foreign currency transactions .............................        1,839,369
  Net unrealized appreciation of investments and
   foreign currency transactions .............................       29,925,375
  Accumulated net investment loss ............................           (1,585)
                                                                  -------------
                    Net Assets ...............................     $106,557,921
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A - $53,121,837/1,756,097 ............................           $30.25
  =============================================================================
  Class B - $53,436,084/1,817,725 ............................           $29.40
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($30.25 x 105.26%) ...............................           $31.84
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997
--------------------------------------------------------------------------------
Investment Income:
  Dividends (net of foreign withholding taxes of $22,220) .....        $587,187
  Interest (including income on securities loaned
   of $12,277) ................................................         294,628
                                                                   ------------
                                                                        881,815
                                                                   ------------
  Expenses:
   Investment management fee - Note B .........................         725,408
   Distribution and service fee - Note B
     Class A ..................................................         140,457
     Class B ..................................................         438,571
   Transfer agent fee - Note B ................................         327,345
   Custodian fee ..............................................          57,554
   Advisory Board fee - Note B ................................          34,286
   Registration and filing fees ...............................          33,449
   Auditing fee ...............................................          30,500
   Financial services fee - Note B ............................          16,625
   Printing ...................................................          16,047
   Trustees' fees .............................................           5,687
   Miscellaneous ..............................................           3,883
   Legal fees .................................................           1,349
                                                                   ------------
                    Total Expenses ............................       1,831,161
                    -----------------------------------------------------------
                    Net Investment Loss .......................        (949,346)
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold .......................       3,211,811
  Net realized loss on foreign currency transactions ..........          (2,012)
  Change in net unrealized appreciation/depreciation
   of investments .............................................      18,596,892
  Change in net unrealized appreciation/depreciation of
   foreign currency transactions ..............................              59
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions .............      21,806,750
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $20,857,404
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          PERIOD FROM
                                                                       YEAR ENDED      SEPTEMBER 1, 1996 TO       YEAR ENDED
                                                                     AUGUST 31, 1996   OCTOBER 31, 1996 (1)    OCTOBER 31, 1997
                                                                     ---------------   --------------------   -----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment loss .............................................      ($557,388)          ($190,818)             ($949,346)
  Net realized gain on investments sold and
    foreign currency transactions .................................      3,586,805             293,243              3,209,799
  Change in net unrealized appreciation/depreciation
    of investments and foreign currency transactions ..............      2,092,083          (1,237,619)            18,596,951
                                                                      ------------        ------------          -------------
   Net Increase (Decrease) in Net Assets
   Resulting from Operations ......................................      5,121,500          (1,135,194)            20,857,404
                                                                      ------------        ------------          -------------
Distributions to Shareholders:
  Distributions from net realized gain on investments
    sold and foreign currency transactions
    Class A - ($0.1437, none, and $1.2325 per share,
      respectively) ...............................................       (175,093)                 --             (2,050,456)
    Class B - ($0.1437, none, and $1.2325 per share,
      respectively) ...............................................        (80,096)                 --             (1,831,686)
                                                                      ------------        ------------          -------------
     Total Distributions to Shareholders ..........................       (255,189)                 --             (3,882,142)
                                                                      ------------        ------------          -------------
From Fund Share Transactions - Net:* ..............................     43,402,980           2,277,728              9,443,353
                                                                      ------------        ------------          -------------
Net Assets:
  Beginning of period .............................................     30,727,481          78,996,772             80,139,306
                                                                      ------------        ------------          -------------
  End of period
   (including accumulated net investment loss of $1,045,
   $1,093 and $1,585, respectively) ...............................    $78,996,772         $80,139,306           $106,557,921
                                                                      ============        ============          =============

* Analysis of Fund Share Transactions:

                                                                                                        PERIOD FROM
                                                YEAR ENDED             SEPTEMBER 1, 1996 TO             YEAR ENDED
                                             AUGUST 31, 1996           OCTOBER 31, 1996 (1)           OCTOBER 31, 1997
                                       --------------------------   --------------------------   --------------------------
                                          SHARES        AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT
                                       -----------   ------------   -----------   ------------   -----------   ------------
CLASS A
   Shares sold ......................    2,278,174    $57,180,069       608,177    $16,260,917     1,241,664    $32,842,370
   Shares issued to shareholders in
     reinvestment of distributions ..        7,174        170,226            --             --        80,399      1,938,113
                                       -----------   ------------   -----------   ------------   -----------   ------------
                                         2,285,348     57,350,295       608,177     16,260,917     1,322,063     34,780,483
   Less shares repurchased ..........   (1,746,628)   (43,511,318)     (578,604)   (15,504,567)   (1,263,154)   (33,196,300)
                                       -----------   ------------   -----------   ------------   -----------   ------------
   Net increase .....................      538,720    $13,838,977        29,573       $756,350        58,909     $1,584,183
                                       ===========   ============   ===========   ============   ===========   ============
CLASS B
   Shares sold ......................    1,739,644    $43,690,955       163,866     $4,526,283       924,881    $24,469,830
   Shares issued to shareholders in
     reinvestment of distributions ..        3,211         75,464            --             --        64,658      1,524,031
                                       -----------   ------------   -----------   ------------   -----------   ------------
                                         1,742,855     43,766,419       163,866      4,526,283       989,539     25,993,861
   Less shares repurchased ..........     (572,508)   (14,202,416)     (105,746)    (3,004,905)     (696,883)   (18,134,691)
                                       -----------   ------------   -----------   ------------   -----------   ------------
   Net increase .....................    1,170,347    $29,564,003        58,120     $1,521,378       292,656     $7,859,170
                                       ===========   ============   ===========   ============   ===========   ============

(1) Effective October 31, 1996, the fiscal period changed from August 31 to October 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during each period, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                                         PERIOD FROM
                                                                                                         SEPTEMBER 1,
                                                                    YEAR ENDED AUGUST 31,                   1996 TO     YEAR ENDED
                                                         ------------------------------------------       OCTOBER 31,   OCTOBER 31,
                                                           1993       1994       1995         1996          1996(9)       1997
                                                         -------    -------    -------      -------        -------       -------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ................   $13.34     $13.38     $16.51       $21.61         $25.43        $25.11
                                                         -------    -------    -------      -------        -------       -------
  Net Investment Loss .................................    (0.23)     (0.32)     (0.36)(2)    (0.19)(2)      (0.05)(2)     (0.19)(2)
  Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency Transactions ......     0.27       3.45       5.46         4.15          (0.27)         6.56
                                                         -------    -------    -------      -------        -------       -------
   Total from Investment Operations ...................     0.04       3.13       5.10         3.96          (0.32)         6.37
                                                         -------    -------    -------      -------        -------       -------
  Less Distributions:
  Distributions from Net Realized Gain on
   Investments Sold and Foreign Currency
    Transactions ......................................       --         --         --        (0.14)            --         (1.23)
                                                         -------    -------    -------      -------        -------       -------
  Net Asset Value, End of Period ......................   $13.38     $16.51     $21.61       $25.43         $25.11        $30.25
                                                         =======    =======    =======      =======        =======       =======
  Total Investment Return at Net Asset Value (3) ......     0.30%     23.39%     30.89%       18.39%       (1.26%)(4       26.63%
  Total Adjusted Investment Return at
    Net Asset Value (3,5) .............................     0.04%        --         --           --             --            --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ............  $15,647    $18,643    $24,394      $42,405        $42,618       $53,122
  Ratio of Expenses to Average Net Assets .............     2.50%      2.55%      2.56%        1.80%          1.92%(6)      1.68%
  Ratio of Adjusted Expenses to Average Net
    Assets (7) ........................................     2.76%        --         --           --             --            --
  Ratio of Net Investment Loss to Average
    Net Assets ........................................    (1.67%)    (2.01%)    (1.99%)      (0.75%)      (1.04%)(6       (0.71%)
  Ratio of Adjusted Net Investment Loss to
    Average Net Assets (7) ............................    (1.93%)       --         --           --             --            --
  Portfolio Turnover Rate .............................       93%        52%        38%          68%            24%           57%
  Average Broker Commission Rate (8) ..................      N/A        N/A        N/A      $0.0181        $0.0726       $0.0749
  Fee Reduction Per Share .............................   $0.035         --         --           --             --            --

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment loss, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                             PERIOD FROM
                                                                                             SEPTEMBER 1,
                                                                 YEAR ENDED AUGUST 31,          1996 TO     YEAR ENDED
                                                         --------------------------------     OCTOBER 31,   OCTOBER 31,
                                                          1994(1)        1995      1996        1996(9)       1997
                                                         -------       -------    -------      -------       -------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ................   $17.29        $16.46     $21.35       $24.94        $24.60
                                                         -------       -------    -------      -------       -------
  Net Investment Loss (2) .............................    (0.17)        (0.55)     (0.34)       (0.08)        (0.37)
  Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency Transactions ......    (0.66)         5.44       4.07        (0.26)         6.40
                                                         -------       -------    -------      -------       -------
   Total from Investment Operations ...................    (0.83)         4.89       3.73        (0.34)         6.03
                                                         -------       -------    -------      -------       -------
Less Distributions:
  Distributions from Net Realized Gain on Investments
   Sold and Foreign Currency Transactions .............       --            --      (0.14)          --         (1.23)
                                                         -------       -------    -------      -------       -------
Net Asset Value, End of Period ........................   $16.46        $21.35     $24.94       $24.60        $29.40
                                                         =======       =======    =======      =======       =======
Total Investment Return at Net Asset Value (3) ........    (4.80%)(4)    29.71%     17.53%       (1.36%)(4)    25.76%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ............   $1,071        $6,333    $36,591      $37,521       $53,436
  Ratio of Expenses to Average Net Assets .............     3.34%(6)      3.45%      2.42%        2.62%(6)      2.38%
  Ratio of Net Investment Loss to Average Net Assets ..    (2.65%)(6)    (2.91%)    (1.33%)      (1.74%)(6)    (1.41%)
  Portfolio Turnover Rate .............................       52%           38%        68%          24%           57%
  Average Broker Commission Rate (8) ..................      N/A           N/A    $0.0181      $0.0726       $0.0749

(1) Class B shares commenced operations on March 7, 1994.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the period shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) Effective October 31, 1996, the fiscal period end changed from August 31 to October 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

Schedule of Investments
October 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Rx Fund on October 31, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

COMMON STOCKS
Chemicals - Specialty (1.47%)
  QIAGEN N.V. (Netherlands)* .......................     15,000         $683,438
  Sigma-Aldrich Corp. ..............................     25,000          878,125
                                                                   -------------
                                                                       1,561,563
                                                                   -------------
Drugs - Biotechnology (6.68%)
  Affymetrix, Inc.* ................................     14,500          531,062
  Agouron Pharmaceuticals, Inc.* ...................     10,000          456,250
  Alkermes, Inc. * .................................     15,000          341,250
  Aviron * .........................................     23,000          503,125
  Human Genome Sciences, Inc.* .....................      5,000          205,000
  IDEC Pharmaceuticals Corp.* ......................     15,000          571,875
  Inhale Therapeutic Systems* ......................     19,000          517,750
  MedImmune, Inc. * ................................     15,000          598,125
  Millennium Pharmaceuticals, Inc.* ................     15,000          299,063
  PathoGenesis Corp.* ..............................     32,000        1,152,000
  Protein Design Labs, Inc.* .......................     16,000          798,000
  Serologicals Corp.* ..............................     20,000          460,000
  Sonus Pharmaceuticals, Inc.* .....................     18,000          685,125
                                                                   -------------
                                                                       7,118,625
                                                                   -------------
Drugs - Diversified (14.19%)
  Abbott Laboratories ..............................     40,000        2,452,500
  American Home Products Corp. .....................     25,000        1,853,125
  Bristol-Myers Squibb Co. .........................     35,000        3,071,250
  Johnson & Johnson ................................     60,000        3,442,500
  Warner-Lambert Co. ...............................     30,000        4,295,625
                                                                   -------------
                                                                      15,115,000
                                                                   -------------
Drugs - Generic (3.83%)
  Dura Pharmaceuticals, Inc.* ......................     40,000        1,935,000
  Medicis Pharmaceutical Corp. (Class A) * .........      9,000          433,125
  Warner Chilcott Laboratories, ADR
   (Ireland)* ......................................     31,000          437,875
  Watson Pharmaceuticals, Inc.* ....................     40,000        1,270,000
                                                                   -------------
                                                                       4,076,000
                                                                   -------------
Drugs - Major - Domestic (15.28%)
  Lilly (Eli) & Co. ................................     70,000        4,681,250
  Merck & Co., Inc. ................................     40,000        3,570,000
  Pfizer, Inc. .....................................     70,000        4,952,500
  Schering-Plough Corp. ............................     55,000        3,083,437
                                                                   -------------
                                                                      16,287,187
                                                                   -------------
Drugs - Major - International (10.36%)
  Astra AB American Depositary Receipts
   (ADR), (Sweden) .................................     36,000          573,750
  Novartis AG, ADR (Switzerland) ...................     42,000        3,307,500
  Roche Holding AG (Switzerland) ...................        110          966,649
  SmithKline Beecham PLC, ADR
   (United Kingdom) ................................     74,000        3,524,250
  Zeneca Group PLC, ADR
   (United Kingdom) ................................     28,000        2,670,500
                                                                   -------------
                                                                      11,042,649
                                                                   -------------
Drugs & Sundries - Wholesale (6.14%)
  AmeriSource Health Corp. (Class A)* ..............     30,000        1,781,250
  Bergen Brunswig Corp. (Class A) ..................     20,000          801,250
  Cardinal Health, Inc. ............................     40,000        2,970,000
  Schein (Henry), Inc.* ............................     30,000          986,250
                                                                   -------------
                                                                       6,538,750
                                                                   -------------
Healthcare - Alternate Site (4.84%)
  Assisted Living Concepts, Inc. * .................     60,000        1,230,000
  HEALTHSOUTH Corp.* ...............................    100,000        2,556,250
  National Surgery Centers, Inc.* ..................     55,000        1,375,000
                                                                   -------------
                                                                       5,161,250
                                                                   -------------
Healthcare - Management (9.80%)
  AmeriPath, Inc.* .................................     20,000          330,000
  Concentra Managed Care, Inc.* ....................     67,720        2,209,365
  Healthcare Recoveries, Inc.* .....................     40,000          740,000
  IMPATH, Inc. * ...................................     21,000          595,875
  Monarch Dental Corp.* ............................     13,000          235,625
  Omnicare, Inc. ...................................     90,000        2,503,125
  OrthAlliance, Inc.* ..............................     20,000          270,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

Healthcare - Management (continued)
  Pediatrix Medical Group, Inc.*  ..................      7,500         $316,875
  PhyCor, Inc.* ....................................     55,000        1,268,437
  RehabCare Group, Inc.* ...........................     15,000          413,437
  United Healthcare Corp. ..........................     14,000          648,375
  Wellpoint Health Networks, Inc.* .................     20,000          915,000
                                                                   -------------
                                                                      10,446,114
                                                                   -------------
Healthcare - Software/Services (5.86%)
  HBO & Co. ........................................     44,000        1,914,000
  HPR Inc. * .......................................     50,000        1,200,000
  Kendle International, Inc.* ......................     35,000          525,000
  Parexel International Corp.* .....................     32,000        1,156,000
  Quintiles Transnational Corp.*  ..................     20,000        1,450,000
                                                                   -------------
                                                                       6,245,000
                                                                   -------------
Healthcare - Supplies (2.35%)
  Molecular Devices Corp.* .........................     36,000          720,000
  Perkin-Elmer Corp. ...............................     11,000          687,500
  Waters Corp. * ...................................     25,000        1,100,000
                                                                   -------------
                                                                       2,507,500
                                                                   -------------
Hospitals Management (0.80%)
  Health Management Associates, Inc.
   (Class A)* ......................................     35,000          853,125
                                                                   -------------
Medical Devices and Products (12.70%)
  Baxter International, Inc. .......................     22,000        1,017,500
  Boston Scientific Corp.* .........................     12,000          546,000
  Cooper  Cos., Inc.* ..............................     20,000          716,250
  DENTSPLY  International, Inc. ....................     17,000          482,375
  DePuy, Inc. ......................................     18,000          461,250
  ESC Medical Systems Ltd. (Israel)* ...............     45,000        1,766,250
  Medtronic, Inc. ..................................     60,000        2,610,000
  Mentor Corp. .....................................     15,000          546,563
  Ocular Sciences, Inc.* ...........................     40,000          880,000
  Physio - Control International Corp.* ............     25,000          398,438
  Respironics, Inc. ................................     20,000          562,500
  Stryker Corp. ....................................     70,000        2,603,125
  Ventana Medical Systems, Inc.*  ..................     25,000          387,500
  Wesley Jessen VisionCare, Inc.* ..................     19,000          555,750
                                                                   -------------
                                                                      13,533,501
                                                                   -------------
Nursing Homes (1.92%)
  Arbor Health Care Co. * ..........................     12,000          532,500
  Health Care & Retirement Corp.* ..................     40,000        1,512,500
                                                                   -------------
                                                                       2,045,000
                                                                   -------------

Retail - Drug Stores (1.54%)
  Arbor Drugs, Inc. ................................     20,000          535,000
  CVS Corp. ........................................     18,000        1,103,625
                                                                   -------------
                                                                       1,638,625
                                                                   -------------
                                 TOTAL COMMON STOCK
                                 (Cost $74,244,849)      (97.76%)    104,169,889
                                                        -------    -------------

                                            INTEREST   PAR VALUE      MARKET
ISSUER, DESCRIPTION                           RATE   (000s OMITTED)    VALUE
-------------------                           ----   --------------    -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.72%)
   Investment in a joint repurchase
     agreement transaction with
     Aubrey Lanston & Co. - Dated
     10-31-97, Due 11-03-97 (Secured
     by US Treasury Notes, 5.750%
     thru 7.125%, Due 12-31-98
     thru 4-30-00)
     - Note A .............................   5.680%     $2,903        2,903,000
                                                                   -------------
Cash Equivalents (27.79%)
   Navigator Securities Lending
     Prime Portfolio** .............................     29,607       29,607,290
                                                                   -------------
     TOTAL SHORT-TERM INVESTMENTS ..................     (30.51%)     32,510,290
                                                        -------    -------------
               TOTAL INVESTMENTS ...................    (128.27%)   $136,680,179
                                                        =======     ============

 * Non-income producing security

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                       John Hancock Funds - Global Rx Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Global Rx Fund invests primarily in equity securities of issuers in the health care industry in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investment at October 31, 1997 assigned to the various country categories.

                                                                 MARKET VALUE
                                                              AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION                                           NET ASSETS
-----------------------                                           ----------
Ireland .....................................................       0.41%
Israel ......................................................       1.66
Netherlands .................................................       0.64
Sweden ......................................................       0.54
Switzerland .................................................       4.01
United Kingdom ..............................................       5.81
United States ...............................................     115.20
                                                                  ------
                                            TOTAL INVESTMENTS     128.27%
                                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                       John Hancock Funds - Global Rx Fund

NOTE A -

ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Global Rx Fund (the "Fund"), John Hancock Pacific Basin Equities Fund and John Hancock Global Marketplace Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital by investing primarily in stocks of foreign and U.S.
health care companies.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees are calculated daily at the class level based on the appropriate net assets of each class and the specific

==========================NOTES TO FINANCIAL STATEMENTS=========================

                       John Hancock Funds - Global Rx Fund

expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended October 31, 1997.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1997, the Fund loaned securities having a market value of $28,524,865 collateralized by cash in the amount of $29,607,290, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 pm, London time, on the date of any determination of the net asset value of the fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign

==========================NOTES TO FINANCIAL STATEMENTS=========================

                       John Hancock Funds - Global Rx Fund

currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

   There were no open forward foreign currency contracts at October 31, 1997.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1997, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options, will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option.

   The Fund may use options contracts to manage its exposure to changing security prices. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended October 31, 1997.

NOTE B -

MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment

==========================NOTES TO FINANCIAL STATEMENTS=========================

                       John Hancock Funds - Global Rx Fund

program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1997, net sales charges received with regard to Class A shares amounted to $288,889. Out of this amount, $44,643 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $178,497 was paid as sales commissions to sales personnel of unrelated broker-dealers and $65,749 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $160,908.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   The Fund has an independent advisory board composed of scientific and medical experts who provide the investment officers of the Fund with advice and consultation on health care developments, for which the Fund pays the advisory board a fee.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked-to-market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $220.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended October 31, 1997, aggregated $67,188,527 and $49,060,321 respectively. There were no purchases or

==========================NOTES TO FINANCIAL STATEMENTS=========================

                       John Hancock Funds - Global Rx Fund

sales of obligations of the U.S. government and its agencies during the year ended October 31, 1997.

   The cost of investments owned at October 31, 1997 (including short-term investments) for federal income tax purposes was $106,756,265. Gross unrealized appreciation and depreciation of investments aggregated $30,775,217 and $851,303 respectively, resulting in net unrealized appreciation of $29,923,914.

NOTE D -

RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $1,370,281, a decrease in accumulated net investment loss of $948,854 and an increase in capital paid-in of $421,427. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                       John Hancock Funds - Global Rx Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Global Rx Fund and the trustees of John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Rx Fund (the "Fund") (a series of John Hancock World Fund) at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 15, 1997


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended October 31, 1997.

    The Fund designated distributions of $4,867,066 as a capital gain dividend. All of this amount is a 28% rate gain distribution.

    None of the distributions qualify for the dividend received deduction available to corporations.

    Shareholders will receive a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the tax character of all distributions received during calendar year 1997.

======================================NOTES=====================================

                       John Hancock Funds - Global Rx Fund

======================================NOTES=====================================

                       John Hancock Funds - Global Rx Fund

======================================NOTES=====================================

                       John Hancock Funds - Global Rx Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                          -------------
       A Global Investment Management Firm                           Bulk Rate
                                                                   U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                           PAID
1-800-225-5291 1-800-554-6713 (TDD)                                Randolph, MA
INTERNET: www.jhancock.com/funds                                   Permit No. 75
                                                                   -------------

--------------------------------------------------------------------------------

     This report is for the information of shareholders of the John Hancock Global Rx Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                     2800A 10/97
                                                                           12/97

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                               [PHOTO OMITTED]

                                  Pacific Basin
                                 Equities Fund

                                OCTOBER 31, 1997

                        [LOGO] JOHN HANCOCK FUNDS
                               A Global Investment Management Firm

================================================================================

                                    TRUSTEES

                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS

                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN

                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT

                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER

                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR

                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL

                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS

                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                    ---------------------------------------


===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The Stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.
--------------------------------------------------------------------------------

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                BY AYAZ EBRAHIM FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                                  Pacific Basin
                                  Equities Fund

                   Market turmoil sweeps Pacific Basin markets

Economic mismanagement and currency turmoil have wreaked havoc across the booming economies of the Pacific Basin, particularly in the last several months. The downturn in the region was sparked by the dramatic plunge in the Thai stock market, which has fallen 69% over the last 12 months. Thailand's collapse resulted from overzealous bank loans, particularly in the overbuilt property sector, as well as a sharp devaluation of its currency, the Thai baht.

   Thailand's problems spread quickly throughout the region as investors began to worry about the health of neighboring economies. Malaysia, the Philippines, Singapore and Indonesia soon followed suit with their currencies and stock markets plummeting. The turmoil eventually reached the strongest markets in the region -- Hong Kong and Taiwan.

   Needless to say, the market volatility that has permeated the region has impacted performance. For the year ended October 31, 1997, the Pacific Basin Equities Fund Class A and B shares returned -19.03% and -19.67%, respectively, at net asset value. By comparison, the average Pacific region fund returned -18.52%, according to Lipper Analytical Services, Inc.(1) Please see pages six and seven for longer-term performance information.

   Although no country has escaped the region's recent downturn, the circumstances surrounding each market's decline are different. In the sections that follow, we will take a closer look at the

"...no country has escaped the region's recent downturn..."

--------------------------------------------------------------------------------
A 2 1/4" x 2 1/2" photo of Ayaz Ebrahim at bottom center. Caption reads: "Ayaz Ebrahim."
--------------------------------------------------------------------------------

Ayaz Ebrahim

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

--------------------------------------------------------------------------------
A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into twelve sections. Going from top left to right:
Taiwan 3%; Hong Kong 30%; China 3%;Australia 14%; India 3%; Indonesia 2%; Japan 18%; Malaysia 4%; Philippines 3%; Singapore 6%; South Korea 3%; Short-Term Investments & Other 11%. A footnote states: "As a percentage of net assets on October 31, 1997."
--------------------------------------------------------------------------------

Fund's largest country weightings and our investment strategy within each of those countries.

Hong Kong

Thanks to its strong corporate earnings and abundant trade surplus, Hong Kong is the healthiest economy in the Pacific region. For that reason, it remains our largest country weighting at 30% of the Fund's net assets. The recent economic woes of its neighbors have put pressure on Hong Kong's dollar and, in turn, its stock market. As the government defends its currency with higher interest rates, we are likely to see the market volatility continue in the short term.

   However, we are confident that the government has ample ammunition to maintain the Hong Kong dollar's all-important link to the U.S. dollar. What's more, as the financial and trade service center for China, Hong Kong stands to benefit significantly from the China's strong growth prospects. Given that, we remain optimistic about Hong Kong's future, despite the recent setback. Our investments here focus on China "red chips" -- those Chinese companies that are listed on the Hong Kong stock exchange. Examples include Shanghai Petrochemical and CITIC Pacific. All of these companies are well positioned to take advantage of China's booming economy.

Japan

We have gradually pared our Japanese investments to 18% of net assets, from 27% a year ago. The main reason is that Japan's long economic slump has persisted, and the country still faces enormous challenges in overcoming its economic troubles. In addition, the problems in the rest of Southeast Asia have recently contributed to the country's woes. The one bright spot in the otherwise weak Japanese economy is exports. As a result, our emphasis is on electronics giants -- such as Sony and Matsushita Electric Industrial -- that are benefiting from strong overseas sales.

Australia

Thanks to falling interest rates and an improving economy, Australia held up best during the region's recent market turmoil. After Hong Kong, Australia is the market where we see the most favorable prospects. We expect the economy to continue growing at a rate of 3% to 4%. What's more, we believe there is room for more interest-rate cuts. National Australia Bank is one of our favorite holdings. Not only does this bank have an excellent balance sheet, but it also stands to benefit from further interest-rate declines. We also like local retailers -- such as Woolworth's -- that are poised to reap the rewards of a rebounding economy.


"...Hong Kong is the healthiest economy in the Pacific region."

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is HSBC Holdings followed by an up arrow and the phrase "Global expansion increases balanced  earnings  in the  future."  The second  listing  is City  Developments followed by a down arrow and the phrase "Concerns of oversupply in local property market." The third listing is Sony followed by a down arrow and the phrase " Profit taking and Asian turmoil hurt stock despite solid growth." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 5% from bottom to top, with 0% at the top and -20% at the bottom. Within the chart there are three solid bars. The first represents the -19.03% total return for the John Hancock Pacific Basin Fund: Class A. The second represents the -19.67% total return for John Hancock Pacific Basin Fund:
Class B. The third represents the -18.52% total return for the average pacific region fund. A footnote below reads: "Total returns for John Hancock Pacific Basin Equities Fund are at net asset value with all distributions reinvested. The average pacific region fund is tracked by Lipper Analytical Services. (1)" See the following two pages for historical performance information."
--------------------------------------------------------------------------------

Total returns for John Hancock Pacific Basin Equities Fund are at net asset value with all distributions reinvested. The average pacific region fund is tracked by Lipper Analytical Services, Inc.(1) See the following two pages for historical performance information.
--------------------------------------------------------------------------------

Southeast Asia

The Southeast Asian markets of Thailand, Singapore, the Philippines and Indonesia have been hit hardest. In order to prop up their weakening currencies, the governments of these countries have raised interest rates substantially. As those higher interest rates begin to filter through to the local economies, we are likely to see growth rates slow in the short term. As a result, we've cut back our total Southeast Asian holdings to 15% of net assets, from nearly 33% six months ago. For the time being, we have eliminated our Thai holdings. In Singapore, we've held on to high-quality banks such as Oversea-Chinese Banking Corp. In Malaysia, our focus remains on defensive manufacturing and shipping companies such as Malaysia International Shipping Berhad.

Outlook

In the short term, volatility is likely to continue plaguing the Pacific Basin markets as investors try to make sense of the current economic situation. The key will be how quickly governments can implement the tough reforms necessary to correct the economic ills. In the meantime, higher interest rates, weaker currencies and economic restructuring will take their toll on the region's economies.

   Having said that, we are still optimistic about the long-term growth prospects for the region. Initial indications suggest that many governments are moving in the right direction. We believe that once the painful economic restructurings are complete, we will see these markets bounce back. For now, however, we will maintain our relatively defensive investment strategy. Our focus will remain on Hong Kong, which should continue to reap the rewards of China's strong growth. We will also maintain our position in Australia, where the economy is still growing at an attractive rate. Until the volatility subsides, however, we will remain cautious on Southeast Asian markets such as Thailand, Singapore and Malaysia. We will also maintain our cautious stance on Japan until we see more substantial signs of an economic recovery.

"For now we will maintain our relatively defensive investment strategy."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Pacific Basin Equities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997
                                              ONE       FIVE        TEN
                                              YEAR      YEARS       YEARS
                                              ----      -----       -----
Cumulative Total Returns                     (8.02%)    64.51%      81.99%
Average Annual Total Returns                 (8.02%)    10.47%       6.17%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                               SINCE
                                                    ONE      INCEPTION
                                                    YEAR     (3/7/94)
                                                    ----     --------
Cumulative Total Returns                           (8.68%)    (4.51%)
Average Annual Total Returns                       (8.68%)    (1.29%)

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Pacific Basin Equities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International Pacific Index -- an unmanaged index that measures performance for a diverse range of global stock markets, including Australia, Hong Kong, Japan, New Zealand, and Singapore/Malaysia. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading Pacific Basin Equities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Pacific Basin Equities Fund, before sales charge, and is equal to $17,051 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Pacific Basin Equities Fund , after sales charge, on September 8, 1987 , and is equal to $16,199 as of October 31, 1997. The third line represents the Morgan Stanley Capital International Pacific Index and is equal to $9,111as of October 31, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading Pacific Basin Equities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Pacific Basin Equities Fund, before sales charge, and is equal to $7,848 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Morgan Stanley Capital International Pacific Index on March 7, 1994, and is equal to $7,695 as of October 31, 1997.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
  Common stocks and warrants (cost - $38,497,041) .............     $33,515,730
  Short-term investments (cost - $11,322,463) - Note A ........      11,322,463
                                                                   ------------
                                                                     44,838,193
  Cash ........................................................             294
  Foreign currency, at value (cost - $1,543,437) ..............       1,538,836
  Foreign taxes receivable ....................................             937
  Receivable for investments sold .............................         796,762
  Receivable for shares sold ..................................         163,272
  Dividends receivable ........................................          64,382
  Interest receivable .........................................             495
  Other assets ................................................           2,458
                                                                   ------------
                    Total Assets ..............................      47,405,629
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ...........................         526,906
  Payable for shares repurchased ..............................          71,317
  Payable for securities on loan - Note A .....................       8,185,463
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ....................................          94,966
  Accounts payable and accrued expenses .......................          97,741
                                                                   ------------
                    Total Liabilities .........................       8,976,393
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in .............................................      43,892,508
  Accumulated net realized loss on investments
   and foreign currency transactions ..........................        (471,148)
  Net unrealized depreciation of investments
   and foreign currency transactions ..........................      (4,989,384)
  Accumulated net investment loss .............................          (2,740)
                                                                   ------------
                    Net Assets ................................     $38,429,236
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A - $21,108,781/1,815,005 .............................          $11.63
  =============================================================================
  Class B - $17,320,455/1,529,548 .............................          $11.32
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($11.63 x 105.26%) ................................          $12.24
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997
--------------------------------------------------------------------------------
Investment Income:
  Dividends
   (net of foreign withholding taxes of $76,114) ..............        $887,162
  Interest
   (including income on securities loaned of $11,509) .........          79,605
                                                                    -----------
                                                                        966,767
                                                                    -----------
  Expenses:
   Investment management fee - Note B .........................         494,141
   Distribution and service fee - Note B
     Class A ..................................................         103,871
     Class B ..................................................         271,439
   Transfer agent fee - Note B ................................         295,527
   Custodian fee ..............................................         173,556
   Registration and filing fees ...............................          49,424
   Auditing fee ...............................................          32,513
   Printing ...................................................          18,767
   Financial services fee - Note B ............................          11,378
   Trustees' fees .............................................           5,204
   Miscellaneous ..............................................           3,019
   Legal fees .................................................           1,040
                                                                    -----------
                    Total Expenses ............................       1,459,879
                    -----------------------------------------------------------
                    Net Investment Loss .......................        (493,112)
                    -----------------------------------------------------------
Realized and Unrealized Loss on Investments
and Foreign Currency Transactions:
  Net realized loss on investments sold .......................        (238,241)
  Net realized loss on foreign currency transactions ..........         (85,148)
  Change in net unrealized appreciation/depreciation
   of investments .............................................      (6,881,140)
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ...........................         (10,045)
                                                                    -----------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Foreign Currency Transactions .............      (7,214,574)
                    -----------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations .................     ($7,707,686)
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                         PERIOD FROM
                                                                      YEAR ENDED      SEPTEMBER 1, 1996 TO       YEAR ENDED
                                                                    AUGUST 31, 1996   OCTOBER 31, 1996 (1)    OCTOBER 31, 1997
                                                                    ---------------   --------------------   -----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment loss ............................................      ($286,709)         ($139,847)              ($493,112)
  Net realized gain (loss) on investments sold and foreign
   currency transactions .........................................        484,871            485,068                (323,389)
  Change in net unrealized appreciation/depreciation of
   investments and foreign currency transactions .................      1,979,326         (1,583,701)             (6,891,185)
                                                                      -----------        -----------             -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations      2,177,488         (1,238,480)             (7,707,686)
                                                                      -----------        -----------             -----------
Distributions to Shareholders:
  Distributions from net realized gain on investments sold and foreign currency transactions
   Class A - (none, none, and $0.1114 per share, respectively) ...             --                 --                (298,861)
   Class B - (none, none, and $0.1114 per share, respectively) ...             --                 --                (226,927)
                                                                      -----------        -----------             -----------
     Total Distributions to Shareholders .........................             --                 --                (525,788)
                                                                      -----------        -----------             -----------
From Fund Share Transactions - Net:* .............................     20,330,528         (4,213,348)            (22,178,367)
                                                                      -----------        -----------             -----------
Net Assets:
  Beginning of period ............................................     51,784,889         74,292,905              68,841,077
                                                                      -----------        -----------             -----------
  End of period (including accumulated net investment loss of
   $188,377, $10,419 and $2,740 respectively) ....................    $74,292,905        $68,841,077             $38,429,236
                                                                      ===========        ===========             ===========

* Analysis of Fund Share Transactions:

                                                                          PERIOD FROM
                                              YEAR ENDED              SEPTEMBER 1, 1996 TO                 YEAR ENDED
                                           AUGUST 31, 1996            OCTOBER 31, 1996 (1)              OCTOBER 31, 1997
                                     ---------------------------   ---------------------------   -----------------------------

                                         SHARES        AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                                     ------------   ------------   ------------   ------------   -------------   -------------
CLASS A
   Shares sold ....................     5,439,721    $80,924,479      1,081,326    $16,035,337       7,033,995    $104,411,972
   Shares issued to shareholders in
     reinvestment of distributions             --             --             --             --          18,734         279,606
                                     ------------   ------------   ------------   ------------   -------------   -------------

                                        5,439,721     80,924,479      1,081,326     16,035,337       7,052,729     104,691,578
   Less shares repurchased ........    (5,246,580)   (78,427,912)    (1,251,853)   (18,610,457)     (7,912,293)   (118,130,220)
                                     ------------   ------------   ------------   ------------   -------------   -------------

   Net increase (decrease) ........       193,141     $2,496,567       (170,527)   ($2,575,120)       (859,564)   ($13,438,642)
                                     ============   ============   ============   ============   =============   =============

CLASS B
   Shares sold ....................     3,821,397    $56,351,704        454,392     $6,590,658       1,927,628     $28,233,034
   Shares issued to shareholders in
     reinvestment of distributions             --             --             --             --          12,216         178,751
                                     ------------   ------------   ------------   ------------   -------------   -------------
                                        3,821,397    $56,351,704        454,392     $6,590,658       1,939,844     $28,411,785
   Less shares repurchased ........    (2,618,144)   (38,517,743)      (563,407)    (8,228,886)     (2,533,663)    (37,151,510)
                                     ------------   ------------   ------------   ------------   -------------   -------------
   Net increase (decrease) ........     1,203,253    $17,833,961       (109,015)   ($1,638,228)       (593,819)    ($8,739,725)
                                     ============   ============   ============   ============   =============   =============

(1) Effective October 31, 1996, the fiscal period changed from August 31 to October 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                 YEAR ENDED AUGUST 31,             PERIOD FROM        YEAR ENDED
                                                   ------------------------------------------  SEPTEMBER 1, 1996 TO   OCTOBER 31,
                                                     1993       1994       1995        1996    OCTOBER 31, 1996(10)      1997
                                                   -------    -------    -------      -------  --------------------   -----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period ............    $8.87     $13.27     $15.88       $14.11         $14.74             $14.47
                                                   -------    -------    -------      -------        -------            -------
Net Investment Income (Loss)(2) .................    (0.11)     (0.10)      0.02(3)     (0.02)         (0.02)             (0.07)
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions .     4.51       3.12      (1.24)        0.65          (0.25)             (2.66)
                                                   -------    -------    -------      -------        -------            -------
   Total from Investment Operations .............     4.40       3.02      (1.22)        0.63          (0.27)             (2.73)
                                                   -------    -------    -------      -------        -------            -------
Less Distributions:
Dividends from Net Realized Gain on Investments
  Sold and Foreign Currency Transactions ........       --      (0.41)     (0.55)          --             --              (0.11)
                                                   -------    -------    -------      -------        -------            -------
   Total Distributions ..........................       --      (0.41)     (0.55)          --             --              (0.11)
                                                   -------    -------    -------      -------        -------            -------
Net Asset Value, End of Period ..................   $13.27     $15.88     $14.11       $14.74         $14.47             $11.63
                                                   =======    =======    =======      =======        =======            =======
Total Investment Return at Net Asset Value(4) ...    49.61%     22.82%     (7.65%)       4.47%         (1.83%)(5)        (19.03%)
Total Adjusted Investment Return at
  Net Asset Value(4,6) ..........................    48.31%        --         --           --             --                 --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted) ........  $14,568    $50,261    $37,417      $41,951        $38,694            $21,109
Ratio of Expenses to Average Net Assets .........     2.94%      2.43%      2.05%        1.97%          2.21%(7)           2.06%
Ratio of Adjusted Expenses to Average
  Net Assets(8) .................................     4.24%        --         --           --             --                 --
Ratio of Net Investment Income (Loss)
  to Average Net Assets .........................    (0.98%)    (0.66%)     0.13%(3)    (0.15%)        (0.83%)(7)         (0.49)
Ratio of Adjusted Net Investment Loss
  to Average Net Assets(8) ......................    (2.28%)       --         --           --             --                 --
Portfolio Turnover Rate .........................      171%        68%        48%          73%            15%               118%
Expense Reimbursement Per Share(2) ..............    $0.14         --         --           --             --                 --
Average Brokerage Commission Rate(9) ............      N/A        N/A        N/A      $0.0183        $0.0221            $0.0076

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                            PERIOD ENDED  YEAR ENDED AUGUST 31,     PERIOD FROM       YEAR ENDED
                                                              AUGUST 31,    ------------------  SEPTEMBER 1, 1996 TO  OCTOBER 31,
                                                               1994(1)        1995       1996   OCTOBER 31, 1996(10)     1997
                                                              --------      -------    -------  --------------------  -----------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period .......................   $15.11        $15.84     $13.96         $14.49            $14.20
                                                              -------       -------    -------        -------           -------
Net Investment Loss(2) .....................................    (0.09)        (0.09)     (0.13)         (0.04)            (0.18)
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions ............................     0.82         (1.24)      0.66          (0.25)            (2.59)
                                                              -------       -------    -------        -------           -------
   Total from Investment Operations ........................     0.73         (1.33)      0.53          (0.29)            (2.77)
                                                              -------       -------    -------        -------           -------
Less Distributions:
  Dividends from Net Realized Gain on Investments Sold and
   Foreign Currency Transactions ...........................       --         (0.55)        --             --             (0.11)
                                                              -------       -------    -------        -------           -------
   Total Distributions .....................................       --         (0.55)        --             --             (0.11)
                                                              -------       -------    -------        -------           -------
  Net Asset Value, End of Period ...........................   $15.84        $13.96     $14.49         $14.20            $11.32
                                                              =======       =======    =======        =======           =======
Total Investment Return at Net Asset Value(4) ..............     4.83%(5)     (8.38%)     3.80%         (2.00%)(5)       (19.67%)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted) ...................   $9,480       $14,368    $32,342        $30,147           $17,320
Ratio of Expenses to Average Net Assets ....................     3.00%(7)      2.77%      2.64%          2.90%(7)          2.76%
Ratio of Net Investment Loss to Average Net Assets .........    (1.40%)(7)    (0.66%)    (0.86%)        (1.52%)(7)        (1.19%)
Portfolio Turnover Rate ....................................       68%           48%        73%            15%              118%
Average Brokerage Commission Rate(9) .......................      N/A           N/A    $0.0183        $0.0221           $0.0076

(1)  Class B shares commenced operations on March 7, 1994.
(2)  Based on average of shares outstanding at the end of each month.
(3) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)  Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(7)  Annualized.
(8)  Unreimbursed, without fee reduction.
(9) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(10) Effective October 31, 1996, the fiscal period changed from August 31 to October 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund


Schedule of Investments
October 31, 1997
--------------------------------------------------------------------------------


The Schedule of Investments is a complete list of all securities owned by the Pacific Basin Equities Fund on October 31, 1997. It's divided into three main categories: common stocks, warrants and short-term investments. Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES   VALUE
-------------------                                  ----------------   -----

COMMON STOCKS

Australia (13.55%)
   Australia & New Zealand Banking
     Group Ltd. (Banks - Foreign) ..................       12,000        $83,715
   Australian Gas Light Co., Ltd.
     (Oil & Gas) ...................................       36,800        245,856
   Broken Hill Proprietary Co., Ltd.
     (Diversified Operations) ......................       41,500        411,507
   Hoyts Cinemas Group (Leisure)  ..................      353,733        497,526
   ICI Australia Ltd.
     (Diversified Operations) ......................       65,600        493,625
   National Australia Bank Ltd.
     (Banks - Foreign) .............................      130,000      1,778,168
   Southern Pacific Petroleum NL
     (Oil & Gas)* ..................................      156,300        340,746
   Woodside Petroleum Ltd. (Oil & Gas) .............      100,000        844,603
   Woolworth's Ltd. (Retail) .......................      158,800        512,593
                                                                     -----------
                                                                       5,208,339
                                                                     -----------
China (3.07%)
   Angang New Steel Co., Ltd. (Steel)* .............    2,150,000        475,522
   China Eastern Airlines Corp., Ltd.
     (Transport)* ..................................      500,000        113,173
   Shanghai Petrochemical Co., Ltd.
     (Chemicals) ...................................      816,000        219,000
   Zhenhai Refining and Chemical Co., Ltd.
     (Oil & Gas) ...................................      800,000        372,502
                                                                     -----------
                                                                       1,180,197
                                                                     -----------
Hong Kong (30.18%)
   Beijing Enterprises Holdings Ltd.
     (Diversified Operations)* .....................      150,000        501,520
   Cathay Pacific Airways Ltd. (Transport) .........      280,000        295,156
   Cheung Kong Holdings Ltd.
     (Real Estate Operations) ......................      149,000      1,035,860
   China Everbright Ltd. (Retail)* .................      216,000        231,883
   China Light & Power Co., Ltd. (Utilities) .......      100,000        526,418
   CITIC Pacific Ltd.
     (Diversified Operations) ......................      100,000        478,562
   Cosco Pacific Ltd. (Containers) .................      400,000        465,628
   Guangdong Kelon Electric
     Holdings Ltd. (Household) .....................      500,000        633,771
   Hang Seng Bank Ltd.
     (Banks - Foreign) .............................       70,000        608,873
   Hong Kong Telecommunications Ltd.
     (Telecommunications) ..........................      720,000      1,378,258
   HSBC Holdings Ltd. (Banks - Foreign) ............       35,213        797,035
   Hutchison Whampoa Ltd.
     (Diversified Operations) ......................      256,000      1,771,454
   New World Development Co., Ltd.
     (Real Estate Operations) ......................       97,000        341,253
   Shanghai Industrial Holdings Ltd.
     (Diversified Operations) ......................      169,000        751,937
   Sun Hung Kai Properties Ltd.
     (Real Estate Operations) ......................      102,000        751,989
   Swire Pacific Ltd.
     (Diversified Operations) ......................      103,000        550,204
   Union Bank of Hong Kong Ltd.
     (Banks - Foreign) .............................      380,000        476,751
                                                                     -----------
                                                                      11,596,552
                                                                     -----------
India (2.76%)
   Reliance Industries Ltd.
     (Global Depositary Receipts)
     (GDR) (Diversified Operations)* ...............       33,000        693,000
   State Bank of India (GDR)
     (Banks - Foreign) .............................       20,000        368,000
                                                                     -----------
                                                                       1,061,000
                                                                     -----------
Indonesia (1.57%)
   Gulf Indonesia Resources Ltd.
     (Oil & Gas)* ..................................        8,700        182,700
   PT Bank Internasional Indonesia
     (Banks - Foreign) .............................    1,165,258        258,587
   PT Lippo Securities (Finance)  ..................    1,572,000        163,523
                                                                     -----------
                                                                         604,810
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES   VALUE
-------------------                                  ----------------   -----

Japan (18.45%)
   Advantest Corp. (Electronics)  ..................        3,000       $248,027
   Canon Inc. (Office) .............................       16,000        388,201
   Circle K Japan Co., Ltd. (Retail) ...............        3,100        159,186
   Laox Co., Ltd. (Retail) .........................       17,000        151,142
   Marui Co., Ltd. (Retail) ........................       12,000        202,410
   Matsushita Electric Industrial Co.,
     Ltd. (Electronics) ............................       23,000        386,041
   Minebea Co., Ltd. (Machinery)  ..................       39,000        388,866
   Mitsubishi Estate Co., Ltd.
     (Real Estate Operations) ......................       45,000        568,342
   NEC Corp. (Electronics) .........................       64,000        701,953
   NTT Data Corp. (Computers) ......................            2         95,555
   Ricoh Co., Ltd. (Office) ........................       31,000        399,252
   Rohm Co., Ltd. (Electronics) ....................        4,000        395,513
   Shin-Etsu Chemical Co., Ltd.
     (Chemicals) ...................................       18,000        439,717
   Sony Corp. (Electronics) ........................        6,000        498,047
   Sumitomo Electric Industries, Ltd.
     (Wire & Cable Products) .......................       30,000        396,344
   Takashimaya Co., Ltd. (Retail) ..................       23,000        217,864
   Takeda Chemical Industries, Ltd.
     (Medical) .....................................       15,000        408,808
   TDK Corp. (Electronics) .........................        6,000        497,549
   Tokyo Electron Ltd. (Electronics) ...............       11,000        548,400
                                                                     -----------
                                                                       7,091,217
                                                                     -----------
Malaysia (3.89%)
   Malayan Banking Berhad
     (Banks - Foreign) .............................      100,000        386,981
   Malaysia International Shipping Berhad
     (Transport) ...................................       91,000        152,872
   New Straits Times Press Berhad
     (Media) .......................................      100,000        218,989
   Rothmans of Pall Mall Berhad
     (Tobacco) .....................................       47,400        380,366
   United Engineers Berhad (Building) ..............      150,000        355,482
                                                                     -----------
                                                                       1,494,690
                                                                     -----------
Philippine Islands (2.54%)
   Manila Electric Co. (B Shares)
     (Utilities) ...................................      121,342        369,674
   Philippine Long Distance Telephone Co.
      American Depositary Receipts
     (Utilities) ...................................       25,000        606,250
                                                                     -----------
                                                                         975,924
                                                                     -----------
Singapore (5.60%)
   City Developments Ltd.
     (Real Estate Operations) ......................       86,000        360,381
   Hongkong Land Holdings Ltd.
     (Real Estate Operations) ......................       94,000        214,320
   NatSteel Ltd. (Steel) ...........................      190,000        307,619
   Overseas-Chinese Banking Corp., Ltd.
     (Banks - Foreign) .............................       84,000        466,667
   Singapore Technologies Aerospace Ltd.
     (Aerospace) ...................................       44,000        115,657
   Singapore Technologies Automotive Ltd.
     (Engineering / R&D Services) ..................      118,000        346,133
   United Overseas Bank Ltd.
     (Banks - Foreign) .............................       62,000        342,476
                                                                     -----------
                                                                       2,153,253
                                                                     -----------
South Korea (2.83%)
   Hansol Paper Co.
     (Paper & Paper Products) ......................       10,770        154,017
   LG Chemical Ltd. (Chemicals) ....................        7,000         79,793
   LG Semiconductor Co. (Electronics)* .............        2,700         44,487
   Pohang Iron & Steel Co., Ltd. (Steel) ...........       12,220        535,654
   Samsung Electronics Co. (Electronics) ...........        7,000        274,922
                                                                     -----------
                                                                       1,088,873
                                                                     -----------
Taiwan (2.54%)
   Acer Inc. (GDR) (Computers)* ....................       58,750        386,281
   Asustek Computer, Inc.
     (GDR) (Computers)* ............................       20,000        244,500
   China Steel Corp. (GDR) (Steel) .................       23,000        343,850
                                                                     -----------
                                                                         974,631
                                                                     -----------
                                 TOTAL COMMON STOCKS
                                  (Cost $38,246,213)       (86.98%)   33,429,486
                                                        ---------    -----------
WARRANTS

Hong Kong (0.21%)
   ABN Amro (Banks - Foreign)* .....................    3,200,000         11,175
   Deutsche Bank (Banks - Foreign)* ................    6,370,000         69,208
                                                                     -----------
                                                                          80,383
                                                                     -----------
Indonesia (0.02%)
   PT Bank Internasional Indonesia
     (Banks - Foreign)* ............................      103,580          5,861
                                                                     -----------
                                      TOTAL WARRANTS
                                     (Cost $250,828)        (0.23%)       86,244
                                                        ---------    -----------
                    TOTAL COMMON STOCKS AND WARRANTS
                                  (Cost $38,497,041)       (87.21%)   33,515,730
                                                        ---------    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                John Hancock Funds - Pacific Basin Equities Fund



                                              INTEREST   PAR VALUE     MARKET
ISSUER, DESCRIPTION                             RATE   (000s OMITTED)   VALUE
------------------                              ----   --------------   -----

SHORT-TERM INVESTMENTS

Joint Repurchase Agreement (8.17%)
   Investment in a joint repurchase
     agreement transaction with
     Aubrey Lanston & Co. -
     Dated 10-31-97, Due
     11-3-97 (secured by U.S.
     Treasury Notes 5.750% thru
     7.125%, Due 12-31-98
     thru 4-30-00) - Note A .................. 5.68%       $3,137     $3,137,000
                                                                     -----------
Non-Cash Security Lending Collateral (2.30%)
   U.S. Treasury Bonds, 6.25% thru
     15.75%, Due 11-15-01 thru
     6-15-26, U.S. Treasury Note
     6.25%, Due 01-01-02** .........................                     883,894
                                                                     -----------
Cash Equivalents (19.00%)
   Navigator Securities Lending
     Prime Portfolio** .............................        7,302      7,301,569
                                                                     -----------
                        TOTAL SHORT-TERM INVESTMENTS       (29.47%)   11,322,463
                                                        ---------    -----------
                                   TOTAL INVESTMENTS      (116.68%)  $44,838,193
                                                        =========    ===========

  * Non-income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Industry Diversification
October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at October 31, 1997 assigned to the various investment categories.

                                                                 MARKET VALUE
                                                                OF SECURITIES
                                                               AS A PERCENTAGE
INVESTMENT CATEGORIES                                           OF NET ASSETS
---------------------                                           -------------

Aerospace .......................................................     0.30%
Banks - Foreign .................................................    14.71
Buildings .......................................................     0.93
Chemicals .......................................................     1.92
Computers .......................................................     1.89
Containers ......................................................     1.21
Diversified Operations ..........................................    14.71
Electronics .....................................................     9.35
Engineering/R & D Services ......................................     0.90
Finance .........................................................     0.43
Household .......................................................     1.65
Leisure .........................................................     1.29
Machinery .......................................................     1.01
Media ...........................................................     0.57
Medical .........................................................     1.06
Office ..........................................................     2.05
Oil & Gas .......................................................     5.17
Paper Products ..................................................     0.40
Real Estate Operations ..........................................     8.51
Retail ..........................................................     3.84
Steel ...........................................................     4.33
Telecommunications ..............................................     3.59
Tobacco .........................................................     0.99
Transport .......................................................     1.46
Utilities .......................................................     3.91
Wire & Cable ....................................................     1.03
Short-Term Investments ..........................................    29.47
                                                                    ------
                                                TOTAL INVESTMENTS   116.68%
                                                                    ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Pacific Basin Equities Fund

NOTE A --

ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Pacific Basin Equities Fund (the "Fund"), John Hancock Global Rx Fund and John Hancock Global Marketplace Fund. The other two series of the Trust are reported in separate financial statements. The Fund's investment objective is to seek long-term growth of capital through investment in a diversified portfolio of stocks of companies located primarily in countries of the Pacific Basin.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. For federal income tax purposes, the Fund has $369,905 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The whole amount of the carryforward expires on October 31, 2005.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Pacific Basin Equities Fund

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended October 31, 1997.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extension of credit, the Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1997 the Fund loaned securities having a market value of $7,994,464, collateralized by cash and securities, in the amount of $8,185,463. Cash collateral was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counter

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Pacific Basin Equities Fund

parties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

   There were no open forward foreign currency exchange contracts at October 31, 1997.

NOTE B--

MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada.

   The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to that portion of the Fund's assets invested in countries other than the United States and Canada. The Adviser and Indosuez Asia Advisers Limited ("IAAL") have a second subadvisory contract. Pursuant to such contract, IAAL will serve as co-subadviser to the Fund with the Sub-Adviser. IAAL provides additional expertise in Asian and Pacific Basin countries.

   Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000. The Adviser pays the Sub-Adviser a quarterly management fee equivalent, on an annual basis, to the sum of (a) 0.50% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.4375% of the Fund's average daily net asset value in excess of $200,000,000. As of September 1, 1994, the Sub-Adviser has waived all but 0.05% of their fee. The Adviser pays IAAL quarterly a subadvisory fee at the annual rate of (a) 0.30% of the first $100,000,000 of the Fund's average daily net assets managed by IAAL plus (b) 40% percent of the gross management fee received by the Adviser pursuant to the investment management contract with respect to the Fund's average daily net assets in excess of $100,000,000 which are managed by IAAL (the rate increases to 50% on net assets in excess of $250,000,000).

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $91,016. Of this amount, $13,196 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $44,828 was paid as sales commissions to unrelated broker-dealers and $32,992 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro &Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $118,807.

   In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted a Distribution Plan

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Pacific Basin Equities Fund

with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. Trustee Edward J. Boudreau, Jr. is Managing Director of the Sub-Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997 , the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $428.

NOTE C --

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended October 31, 1997 aggregated $68,665,277 and $96,879,563 respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1997.

   The cost of investments owned at October 31, 1997 (including short-term investments) for federal income tax purposes was $49,899,999. Gross unrealized appreciation and depreciation of investments aggregated $3,429,740 and $8,491,546, respectively, resulting in unrealized depreciation of $5,061,806.

NOTE D --

RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $127,766, a decrease in accumulated net investment loss of $500,791 and a decrease in capital paid-in of $373,025. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                John Hancock Funds - Pacific Basin Equities Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Pacific Basin Equities Fund and the Trustees of John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Pacific Basin Equities Fund (the "Fund") (a series of John Hancock World Fund) at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
December 15, 1997


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended October 31, 1997.

   The Fund has designated distributions to shareholders of $525,803 as a capital gain dividend. All of this amount is a 28% rate gain distribution.

   None of the distributions qualify for the dividend received deduction available to corporations.

   Shareholders will receive a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the tax character of all distributions received during calendar year 1997.

================================================================================

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     This report is for the  information  of  shareholders  of the John  Hancock
Pacific Basin Equities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                     5800A 10/97
                                                                           12/97